UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 12, 2014

AMERICATOWNE Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55206	46-5488722
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

353 E. Six Forks Road, Suite 270, Raleigh, North Carolina 27609

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(888) 406 2713

 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 11, 2014, the Board of Directors for AmericaTowne, Inc., a Delaware corporation (the “Company”) authorized its Chairman of the Board to execute the Contribution Agreement between the Company and Yilaime Corporation, a Nevada corporation (“Yilaime”). See Exhibit 10.3 (the “Board Resolutions”) and Exhibit 10.4 (the “Contribution Agreement”). In response, the Chairman of the Board executed the Contribution Agreement on August 11, 2014.

Pursuant to the terms of the Contribution Agreement, in consideration for the issuance of 3,000,000 shares of common stock in the Company to Yilaime, Yilaime is contributing to the operations of the Company certain assets previously acquired by Yilaime through an Intellectual Property Assignment Agreement between Alton Perkins, as Assignee, and Yilaime, as Assignor, which is attached as Exhibit A to the Assignment Agreement. The intent of the parties in executing and performing under the Contribution Agreement is to effectuate tax-free transfer of assets into the Company pursuant to Section 351 of the United States Tax Code.

ITEM 2.01. COMPLETION OF ACQUISITION OF ASSETS

The Company has acquired all rights, title and interest in the assets set forth in Exhibit A to the Contribution Agreement; more specifically, (a) all right, title and interest in and to AmericaTowne® and AmericaStreet™ images, signatures, business plans, studies, analyses, likenesses and goodwill appurtenant thereto (including but not limited to those attached to Exhibit A to the Assignment Agreement); (b) certain rights of publicity in the trademark and registration of AmericaTowne®; (c) the name, image, likeness, signature and other elements of AmericaTowne® persona and identity; (d) all rights in and to AmericaTowne® name, other than those owned by the Company; (e) all rights, title and interest in any derivative or joint development programs using the Intellectual Property assigned herein; (f) historical contacts, business relationships, business expectancies, references and any other actual or perceived business interests in China; and (g) all common law and statutory rights in the foregoing.

ITEM 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

The Company has issued 3,000,000 shares of its common stock to Yilaime in consideration of the Contribution Agreement.

ITEM 9.01. EXHIBITS

 (d) Exhibits:

Exhibit No.	Document
10.3	August 11, 2014 Resolution of the Board of Directors
10.4	August 11, 2014 Contribution Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

AmericaTowne, Inc

By:  /s/ Alton Perkins

Name:  Alton Perkins

Title: Chairman of the Board, President, Chief Executive Officer, Chief Financial Officer, Secretary

Dated: August 12, 2014

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